Exhibit 10.4

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 9

to

Purchase Agreement No. 03776

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737 MAX Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of June 15, 2017, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737 MAX aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Customer and Boeing agree to substitute the purchase of one hundred (100) Boeing Model 737-10 aircraft (737-10 Aircraft) for one hundred (100) specified 737-9 Aircraft;

WHEREAS, Customer and Boeing agree to incorporate certain additional Customer Aircraft *** into the Purchase Agreement;

WHEREAS, Customer and Boeing desire to further revise the Open Matters Letter to reflect its applicability to 737-10 Aircraft;

WHEREAS, Customer and Boeing desire to further revise the *** Letter to reflect its applicability to 737-10 Aircraft;

WHEREAS, Customer and Boeing desire to further revise the Special Matters Letter to reflect its applicability to 737-10 Aircraft;

WHEREAS, Customer and Boeing agree to incorporate *** for 737-9 Aircraft and 737-10 Aircraft scheduled for delivery prior to ***;

UAL-PA-03776	SA-9	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 9 to

Purchase Agreement No. 03776

WHEREAS, Customer and Boeing agree to incorporate certain revisions to the Letter Agreement UAL-PA-3776-LA-1606848R1 entitled “*** Special MAX9 Aircraft” (*** Letter Agreement) to revise applicability to the Special MAX Aircraft as that term is defined in Letter Agreement UAL-PA-03776-LA-1207650R2.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-9”).

2. Tables.

2.1. Table 1 entitled “737-9 Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled “Table 1” (identified by “SA-9”).

2.2. Table 1.1 entitled “*** 737-9 Aircraft Delivery, Description, Price and ***” (identified by “SA-9”) is hereby added to the Purchase Agreement.

2.3. Table 1A entitled “737-10 Aircraft Delivery, Description, Price and ***” (identified by “SA-9”) is hereby added to the Purchase Agreement.

3. Exhibits, Supplemental Exhibits.

3.1. Exhibit A-4 (identified by “SA-9) is hereby added to the Purchase Agreement to incorporate *** estimate for the 737-10 Aircraft.

3.2. Supplemental Exhibit AE2 (identified by “SA-9) is hereby added to the Purchase Agreement to incorporate ***/Airframe and *** for the 737-10 Aircraft.

3.3. Supplemental Exhibit BFE2 (identified by “SA-9) is hereby added to the Purchase Agreement to incorporate BFE variables data for the 737-10 Aircraft.

3.4. Supplemental Exhibit CS1 is deleted in its entirety and replaced with the attached similarly titled revised Supplemental Exhibit CS1 (identified by “SA-9).

4. Letter Agreements.

4.1. Letter Agreement UAL-PA-03776-LA-1207638 entitled “***” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1207638R1 (identified by “SA-9”).

4.2. Letter Agreement UAL-PA-03776-LA-1207643 entitled “Open Matters” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1207643R1 (identified by “SA-9”) to newly apply to the 737-10 Aircraft.

UAL-PA-03776	SA-9	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 9 to

Purchase Agreement No. 03776

4.3. Letter Agreement UAL-PA-03776-LA-1207650R2 entitled “Special Matters” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1207650R3 (identified by “SA-9”) to revise *** and to incorporate the 737-10 Aircraft.

4.4. Letter Agreement UAL-PA-03776-LA-1208123 entitled “***” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1208123R1 entitled “*** Matters for 737-9 Aircraft” (identified by “SA-9”) to incorporate the *** applicable to 737-9 Aircraft scheduled for delivery prior to ***.

4.5. Letter Agreement UAL-PA-03776-LA-1208157R1 entitled “***” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1208157R2 (identified by “SA-9”) to incorporate ***.

4.6. Letter Agreement UAL-PA-3776-LA-1606848R1 entitled “*** Special MAX9 Aircraft” is deleted in its entirety and replaced with Letter Agreement UAL-PA-3776-LA-1606848R2 entitled “*** Special MAX Aircraft” (identified by “SA-9”) to revise applicability to *** Aircraft *** Aircraft.

4.7. Letter Agreement UAL-PA-3776-LA-1703685 entitled “737-10 Aircraft ***” (identified by “SA-9”) is hereby added to the Purchase Agreement.

4.8. Letter Agreement UAL-PA-3776-LA-1703743 entitled “2017 ***” (identified by “SA-9”) is hereby added to the Purchase Agreement.

4.9. Letter Agreement UAL-PA-3776-LA-1703858 entitled “*** Program for the 737-10 Aircraft” (identified by “SA-9”) is hereby added to the Purchase Agreement.

5.	Miscellaneous.

5.1.	The parties agree that

5.1.1. Boeing shall advise Customer, prior to contracting for any contemplated purchase of a 737-9 Aircraft and/or 737-10 Aircraft delivering on or after ***, on whether the *** can be extended by Boeing to such additional aircraft ***; and

5.1.2. With respect to a mission *** commitment for the *** Aircraft: the parties agree that the *** Aircraft will have *** Aircraft ***) mission *** commitment specified Section 2.1.5 of the Attachment to Letter Agreement UAL-PA-03784-LA-1601973R1 entitled “Aircraft *** – Firm *** Aircraft and *** Aircraft” when configured with a similar seat count, configuration options, and using the same mission conditions, e.g., *** mission with a *** payload. Such comparison will use specifically defined standard assumptions, conditions, *** rules and ***. The parties agree that this Section 5.1.2 commitment will be superseded once Boeing provides Customer with *** for the *** Aircraft.

5.2. Commencing with Supplemental Agreement No. 9, the parties intend that the term “Aircraft” is deemed to include 737-10 Aircraft.

UAL-PA-03776	SA-9	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 9 to

Purchase Agreement No. 03776

5.3. If, however, Boeing or Customer determines that the deemed inclusion of “737-10 Aircraft” as an “Aircraft” should be further reflected in additional amendments to the Purchase Agreement, then Boeing and Customer will work together for a mutually agreeable solution.

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

The rest of this page is left intentionally blank.

UAL-PA-03776	SA-9	Page 4

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 9 to

Purchase Agreement No. 03776

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Senior Vice President Finance, Procurement and Treasurer
Title	Title

UAL-PA-03776	SA-9	Page 5

BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE

1.	737-9 Aircraft Delivery, Description, Price and ***	SA-9
1.1	***737-9 Aircraft Delivery, Description, Price and ***	SA-9
1A.	737-10 Aircraft Delivery, Description, Price and ***	SA-9

EXHIBITS
A-1	737-9 & *** 737-9Aircraft Configuration	SA-8
A-2	737-8 Aircraft Configuration
A-3	737-7 Aircraft Configuration
A-4	737-10 Aircraft Configuration	SA-9
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and ***
AE2.	Escalation Adjustment/Airframe and *** for the 737-10 Aircraft	SA-9
BFE1.	BFE Variables 737-9 Aircraft-	SA-7
BFE2.	BFE Variables 737-10 Aircraft	SA-9
CS1.	Customer Support Variables	SA-9
EE1.	Engine Warranty ***
SLP1.	Service Life Policy Components

UAL-PA-03776	TABLE OF CONTENTS	SA-9, Page 1 of 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1207637R1	*** Matters	SA-8
UAL-PA-03776-LA-1207638R1	***	SA-9
UAL-PA-03776-LA-1207640	Demonstration Flight Waiver
UAL-PA-03776-LA-1207643R1	Open Matters 737-10 Aircraft	SA-9
UAL-PA-03776-LA-1207644R1	*** Aircraft	SA-7
	*** Aircraft - Attachment A	SA-6
UAL-PA-03776-LA-1207646	Promotional Support
UAL-PA-03776-LA-1207647	Seller Purchased Equipment
UAL-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UAL-PA-03776-LA-1207650R3	Special Matters	SA-9
UAL-PA-03776-LA-1208055R1	***	SA-7
UAL-PA-03776-LA-1208122	***
UAL-PA-03776-LA-1208123R1	*** Matters for 737-9 Aircraft	SA-9
UAL-PA-03776-LA-1208157R2	*** Provisions	SA-9
UAL-PA-03776-LA-1208234	Privileged and Confidential Matters
UAL-PA-03776-LA-1208596	AGTA Matters
UAL-PA-03776-LA-1208238	Assignment Matters
UAL-PA-03776-LA-1208869	Delivery *** Matters
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-03776-LA-1606848R2	*** Special MAX Aircraft	SA-9
UAL-PA-03776-LA-1703685	737-10 Aircraft ***	SA-9
UAL-PA-03776-LA-1703743	***	SA-9
UAL-PA-03776-LA-1703858	*** Program for the 737-10 Aircraft	SA-9
	*** Commitment for the 737-8 *** Aircraft	§5.1.2 of SA-9

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	January 14, 2015
Supplemental Agreement No. 3	May 26, 2015
Supplemental Agreement No. 4	June 12, 2015
Supplemental Agreement No. 5	January 20, 2016
Supplemental Agreement No. 6	February 8, 2016
Supplemental Agreement No. 7	December 27, 2016
Supplemental Agreement No. 8	June 7, 2017
Supplemental Agreement No. 9	June 15, 2017

UAL-PA-03776	TABLE OF CONTENTS	SA-9, Page 2 of 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1A To Purchase Agreement No. 03776

737-10 Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-10	***pounds	Detail Specification:	***

Engine Model/Thrust:	***	*** pounds	Airframe Price Base Year/Escalation Formula:	*** ***

Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	*** ***

Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:

Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$***

Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of Aircraft	Delivery Date		Escalation	Manufacturer		Escalation Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
		Number of	Factor	Serial	Actual or Nominal	*** Base	***	***	***	***
		Aircraft	(Airframe)	Number	Delivery Month*	Price Per A/P	***	***	***	***
***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

*	Nominal delivery month, *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643.

Note: Serial Numbers are provided as guidance only and are subject to change.

***

UAL-PA-03776 APR: 105568.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1A per SA-9, Page 1

Table 1 To Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-9	***pounds	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	Airframe Price Base Year/Escalation Formula:	*** ***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	*** ***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***
Deposit per Aircraft:		$***

# of Aircraft	Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Actual or Nominal Delivery Month*	Escalation Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

*	Nominal delivery month, *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643.

Note: Serial Numbers are provided as guidance only and are subject to change.

***

UAL-PA-03776 APR: 105546.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1A per SA-9, Page 2

Table 1.1 To Purchase Agreement No. 03776

*** 737-9 Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-9	*** pounds	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	Airframe Price Base Year/Escalation Formula:	*** ***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	*** ***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***
Deposit per Aircraft:		$***

# of Aircraft	Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Actual or Nominal Delivery Month*	Escalation Estimate	*** Per Aircraft (Amts. Due/ *** Prior to Delivery):
						*** Base	***	***	***	***
						Price Per A/P	***	***	***	***
***	***	***	***	***	***	$***	$ ***	$ ***	$ ***	$ ***
	Total:	***

*	Nominal delivery month, *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643.

Note: Serial Numbers are provided as guidance only and are subject to change.

***

UAL-PA-03776 APR: 105547.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1 per SA-9, Page 3

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit A to Purchase Agreement Number PA-03776 for 737-9 Aircraft

UAL-PA-03776-EXA	SA-9 Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Exhibit A-1

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-9 AIRCRAFT

The Detail Specification is Boeing document number *** (the designator is *** due to the Detail Specification being aligned by manufacturer serial number, e.g., for the *** aircraft, the Detail Specification is projected to be ***, Rev ***, dated ***). Such Detail Specification will be comprised of Boeing configuration specification document number ***, Rev ***, dated ***, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or In-Flight Entertainment.

UAL-PA-03776-EXA	SA-9 Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Option Number	Title	*** 737-9 Aircraft *** Price Per A/C	*** 737-9 Aircraft *** Price Per A/C
***	***	***	***
OPTIONS: ***	TOTALS:	***	***

UAL-PA-03776-EXA	SA-9 Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit A-4 to Purchase Agreement Number PA-03776

for 737-10 Aircraft

UAL-PA-03776-EXA-4	SA-9 Page 1
737-10 Aircraft

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Exhibit A-4

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-10 AIRCRAFT

The Detail Specification is Boeing document number ***, Revision *** dated ***. The estimate for optional features was estimated using Customer’s current 737-9 Aircraft configuration as seen in Attachment 1 to this Exhibit A-4. Such Attachment 1 estimate of optional features comprises Customer’s Initial Configuration which is subject to change pursuant to the provisions of Letter Agreement UAL-PA-03776-LA-1207643R1 entitled “Open Matters”.

UAL-PA-03776-EXA-4	SA-9 Page 2
737-10 Aircraft

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Option Number	ATTACHMENT 1: RELIMINARY 737-10FEATURES LIST IS FOR ILLUSTRATIVE PURPOSES ONLY AS ALL ITEMS REMAIN SUBJECT TO PRICE / OFFERABILITY PROCESS	MAX10 Aircraft *** Price Per A/C
***	***	***
OPTIONS: ***	TOTALS:	***

UAL-PA-03776-EXA-4	SA-9 Page 3
737-10 Aircraft

BOEING / UNITED AIRLINES, INC. PROPRIETARY

AIRFRAME AND ***

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Supplemental Exhibit AE2

to Purchase Agreement Number 3776

SA-9, Page 1

BOEING PROPRIETARY

AIRFRAME AND ***

***

relating to

BOEING MODEL 737-10 AIRCRAFT

For the purposes of this AE2, the term Aircraft shall mean 737-10 Aircraft.

1.	Formula.

Airframe and *** price adjustments (Airframe Price Adjustment) are used to *** to be *** in *** at the signing of this Purchase Agreement and to *** to be *** at *** for the *** of ***. The Airframe Price Adjustment will be *** at the *** of *** in accordance with the following formula:

***

Where:

*** = ***.

*** = *** plus the *** of the *** (as set forth in Table *** of this Purchase Agreement).

***

Where:

*** is the *** (as set forth in Table *** of this Purchase Agreement);

*** is a *** determined using the ***, calculated by establishing a *** arithmetic average *** (expressed as a decimal and rounded to the nearest tenth) using the *** for the *** of scheduled delivery of the applicable Aircraft. As the *** values are only released on a *** basis, the value released for the *** will be used for the ***; the *** released for the *** will be used for the ***; the *** released for the *** will be used for the ***; the *** released for the *** will be used for the ***.

***

Where:

*** is the *** (as set forth in Table *** of this Purchase Agreement); and

UAL-PA-03776-AE2	SA-9, Page 2

BOEING PROPRIETARY

*** is a *** determined using the ***, calculated as a *** arithmetic average of the released *** (expressed as a decimal and rounded to the nearest tenth) using the *** for the *** of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the ***, the *** of the *** will be utilized in determining the value of *** and ***.

Note:

(i)	In determining the values of *** and ***, all calculations and resulting *** will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	*** is the numeric ratio attributed to *** in the Airframe Price Adjustment formula.

(iii)	*** is the numeric ratio attributed to *** in the Airframe Price Adjustment formula.

(iv)	The *** are the actual average *** reported by ***. The actual average *** are calculated as a *** arithmetic average of the released *** values (expressed as a decimal and rounded to the nearest tenth) using the *** for the *** the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table *** of this Purchase Agreement.

(v)	The final value of *** will be rounded to the nearest dollar.

(vi)	The *** if it will *** in the ***`.

2.	Values to be Utilized in the Event of Unavailability.

2.1 If the *** substantially revises the methodology used for the determination of the values to be used to determine the *** and *** values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable ***, the parties will, prior to the *** of any such Aircraft, select a substitute from other *** or ***. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within *** after *** of the Aircraft, the ***should resume releasing values for the months needed to determine the *** will be used *** or *** in the *** for the *** that *** at the *** of *** of ***.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the *** changes the *** for determination of the *** and *** values as defined above, such *** will be *** in the ***.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to *** the *** of any *** to *** an *** for *** or *** with the *** of *** of this *** in *** and *** since *** to the price base year shown in ***.

UAL-PA-03776-AE2	SA-9, Page 3

BOEING PROPRIETARY

2.4 If within *** of Aircraft ***, the published index values are revised due to an acknowledged error by the ***, the *** will be *** (this does not include those values noted as preliminary by the ***). A *** or *** will be issued *** for the period of original invoice to issuance of *** or ***.

Note:

(i)	The *** released by *** and available to Boeing *** prior to the first day of the scheduled *** of an Aircraft will be used to determine the *** and *** values for the applicable *** (including those noted as preliminary by the ***) to calculate the Airframe Price Adjustment for the Aircraft invoice at the *** of ***. The *** will be considered final and *** will be *** for any *** in *** subject always to ***.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

UAL-PA-03776-AE2	SA-9, Page 4

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Supplemental Exhibit BFE2

to Purchase Agreement Number 03776

for 737-10 Aircraft

UAL-PA-03776-Ex BFE2

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-10 AIRCRAFT

This Supplemental Exhibit BFE2 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

***	***

*	For a new certification, supplier requires notification *** prior to *** on-dock date.

Customer will enter into initial agreements with the selected *** suppliers on or before *** after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

2.	On-dock Dates and Other Information.

On or before ***, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth in Attachment 1:

3.	Additional Delivery Requirements—Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

UAL-PA-03776-Ex BFE2

BOEING PROPRIETARY

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

UAL-PA-03776-Ex BFE2

BOEING PROPRIETARY

ATTACHMENT 1 TO SUPPLEMENTAL EXHIBIT BFE2 TO PURCHASE AGREEMENT NO. 03776

Preliminary On Dock Date Data:

Nominal Del Dates	Qty	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
Total	***

Attachment 1 to Supplemental Exhibit BFE2
UAL-PA-03776-Ex BFE2	SA-9 BFE2 Page 1

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Supplemental Exhibit CS1

to Purchase Agreement Number 03776

UAL-PA-03776-Ex CS1

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737 MAX AIRCRAFT

Customer and Boeing will conduct planning conferences approximately *** prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a *** to be furnished by ***.

The Customer Support Program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1***.

1.2***.

1.3***.

1.4***.

1.5***.

1.6 Training materials will be provided to each student. In addition, one (1) set of training materials as used in Boeing’s training program, including interactive media (formerly computer based training courseware), instrument panel wall charts, DVD programs, and student reference guide, etc. will be provided for use in Customer’s own training program.

2.	Flight Training.

2.1 Boeing commitment to provide *** to acquaint *** with *** Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer has been and is being accomplished through Boeing’s transfer and granting of unlimited use of the 737 MAX computer based trainer for Customer to train its flight crews subject to intellectual property restrictions.

2.2 Performance Engineer Training in Boeing’s regularly scheduled courses. Course schedules are published twice a year.

2.3 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including interactive media (formally flight differences computer based training courseware), instrument panel wall charts, DVD Programs, flight attendant manuals, etc. will be provided for use in Customer’s own training program.

3.	Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA to the contrary, Boeing will provide the following Maintenance Engineering support:

UAL-PA-03776-Ex CS1

BOEING PROPRIETARY

3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide *** to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide *** to assist with the development of their Extended Operations (ETOPS) maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.

3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide *** to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2	Spares.

3.2.1 Recommended Spares Parts List (RSPL). A *** RSPL will be provided to identify spare parts required for the Customer Support Program.

3.2.2 Provisioning Training. Provisioning training will be provided for Customer’s personnel at Boeing’s facilities where documentation and technical expertise are available. Training is focused on the initial provisioning process and *** in the Boeing RSPL.

3.2.3 Spares Provisioning Conference. A provisioning conference will be conducted at Boeing’s facilities where documentation and technical expertise are available.

4.	Technical Data and Documents.

4.1	Flight Operations.

Airplane Flight Manual

Airplane Rescue and Fire Fighting Information

Dispatch Deviation Guide

ETOPS Guide Vol. III

FMC Supplementary Data Document

Flight Crew Operations Manual and Quick Reference Handbook

Flight Crew Training Manual

Performance Engineer’s Tool

Jet Transport Performance Methods

Operational Performance Software

Weight and Balance Manual Chapter 1 Control and Loading

UAL-PA-03776-Ex CS1

BOEING PROPRIETARY

4.2	Maintenance.

Aircraft Maintenance Manual

Component Maintenance Manual

Fault Isolation Manual

Fault Reporting Manual

Fuel Measuring Stick Manual

Illustrated Parts Catalog

Nondestructive Test Manual

Power Plant Buildup Manual

Service Bulletins and Index

Standard Overhaul Practices Manual Chapter 20

Standard Wiring Practices Manual Chapter 20

Structural Repair Manual

System Schematic Manual

Wiring Diagram Manual

4.3	Service Engineering.

Maintenance Tips

Service Letters

4.4	Maintenance Programs Engineering.

Airline Maintenance Inspection Intervals

ETOPS Configuration, Maintenance and Procedures

ETOPS Guide Vol. I and II

Maintenance Planning Data Document

Maintenance Task Cards and Index

4.5	Facilities and Equipment Planning.

Airplane Recovery Document

Engine Ground Handling Document

GSE Tooling Drawings (Bill of Material, 2D Drawings and Drawing Notes)

Illustrated Tool and Equipment Manual

Maintenance Facility and Equipment Planning Document

Special Tool and Ground Handling Equipment Drawing and Index

4.6	Airport Technology.

Airplane Characteristics for Airport Planning

4.7	Supplier Technical Data.

Overhaul Manual/Component Maintenance Manual Index

Product Support Supplier Directory

Supplier Assembly Drawings

Supplier Component Maintenance Manuals

UAL-PA-03776-Ex CS1

BOEING PROPRIETARY

Supplier Ground Support Equipment List

Supplier Product Support and Assurance Agreements Documents Vol. I and II

Supplier Publications Index

Supplier Service Bulletins

Supplier Spare Part Price Catalog

4.8	Product Standard.

Product Standard Data System

4.9	Fleet Statistical Data and Report.

Fleet reliability views, charts, and reports

Boeing will provide *** for all technical data and documents identified in this section in accordance with Attachment 1 to this Supplemental Exhibit CS1.

5.	Aircraft Information.

5.1 Aircraft Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, ***, number of aircraft, aircraft registries, landings, and *** for Boeing model aircraft); (ii) summary and detailed *** data; (iii) *** data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.

5.2 License Grant. To the extent Customer has or obtains rights to Aircraft Information, Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Aircraft Information and *** in Boeing data and information and products and services provided Customer identification information as originating from Customer is removed and the Aircraft Information is aggregated if disclosed to *** such that *** will be unable to identify the source of the Aircraft Information. Customer identification information may be retained as necessary for Boeing to provide products and services Customer has requested from Boeing or for Boeing to inform Customer of *** products and services. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Aircraft Information in such agreement including any information submitted under the In Service Data Program (ISDP).

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

Customer will provide Aircraft Information to Boeing through an automated software feed necessary to support ***. Boeing will provide assistance to Customer under a separate agreement for *** to enable the automated software feed.

UAL-PA-03776-Ex CS1

BOEING PROPRIETARY

Attachment 1 to Supplemental Exhibit CS1

Flight Operations.

Airplane Flight Manual	*	**

Airplane Rescue and Fire Fighting Information	*	**

Dispatch Deviations Guide	*	**

ETOPS Guide Vol. III	*	**

FMC Supplementary Data Document	*	**

Flight Attendant Manual	*	**

Flight Crew Operations Manual and Quick Reference Handbook	*	**

Flight Crew Training Manual	*	**

Jet Transport Performance Methods	*	**

Performance Engineers Tool	*	**

Operational Performance Software	*	**

Weight and Balance Manual Chapter 1 Control and Loading	*	**

Maintenance.

Aircraft Maintenance Manual	*	**

Component Maintenance Manual	*	**

Fault Isolation Manual	*	**

Fault Reporting Manual	*	**

Fuel Measuring Stick Manual	*	**

Illustrated Parts Catalog	*	**

Nondestructive Test Manual	*	**

Powerplant Buildup Manual	*	**

Service Bulletins and Index	*	**

Standard Overhaul Practices Manual Chapter 20	*	**

Standard Wiring Practices Manual Chapter 20	*	**

Structural Repair Manual	*	**

System Schematic Manual	*	**

Wiring Diagram Manual	*	**

Service Engineering.

Maintenance Tips	*	**

Service Letters	*	**

Maintenance Programs Engineering.

Airline Maintenance Inspection Intervals	*	**

ETOPS Configuration, Maintenance and Procedures	*	**

ETOPS Guide Vol. I and II	*	**

Maintenance Planning Data Document	*	**

Maintenance Task Cards and Index	*	**

Facilities and Equipment Planning.

Airplane Recovery Document	*	**

Legend:

***

UAL-PA-03776-Ex CS1	SA-9 CS1, Attachment 1, Page 1 of 1

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-03776-LA-1207638R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:***

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1207638 dated July 12, 2012.

Subject to the terms herein, Customer may ***

For this Letter Agreement, each such *** aircraft referred to in (i) and (ii) above shall be defined to be a *** Aircraft.

1.	Customer’s Written Notice.

Customer shall provide written notice of its intention ***,

(i) no later than the first day of the month that is ***, provided that a *** Customer, or;

(ii) no later than the first day of the month that is ***, if a ***.

2.	737-10 Aircraft Customer ***.

2.1 Customer *** for the *** 737-10 Aircraft under this Letter Agreement and Supplemental Agreement No. 9 are limited to *** 737-10 Aircraft.

2.2 Notwithstanding Section 2.1 above, Boeing has advised Customer that if *** specified in Letter Agreement 6-1162-ILK-LA-171027 entitled “Flight Operations Enhancements” ***, then Customer will have the *** of such *** 737-10 aircraft *** 737 MAX aircraft model ***.

3.	***.

4.	Definitive Agreement.

***.

5.	***.

UAL-PA-03776-LA-1207638R1 ***	SA-9 Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

6.	Assignment.

Except as provided in Letter Agreement No. UCH-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

7.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UCH-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger
Its:	Attorney-in-Fact

UAL-PA-03776-LA-1207638R1 ***	SA-9 Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 15, 2017

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-03776-LA-1207638R1 ***	SA-9 Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A To

Letter Agreement UAL-PA-03776-LA-1207638R1

737-8 *** Aircraft Description and Price

Airframe Model/MTOW:	737-8	*** pounds	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	Airframe Price Base Year/Escalation Formula:	*** ***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	*** ***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

PA No. 03776 APR 105662-1F.TXT	Boeing / United Airlines, Inc. Proprietary	SA-9, Page 1

Attachment B To

Letter Agreement UAL-PA-03776-LA-1207638R1

737-7 *** Aircraft Description and Price

Airframe Model/MTOW:	737-7	*** pounds	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	Airframe Price Base Year/Escalation Formula:	*** ***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	*** ***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

UAL-PA-03776 APR 105663-1F.TXT	Boeing / United Airlines, Inc. Proprietary	SA-9, Page 1

Attachment C To

Letter Agreement UAL-PA-03776-LA-1207638R1

737-10 *** Aircraft Description and Price

Airframe Model/MTOW:	737-10	*** pounds	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	Airframe Price Base Year/Escalation Formula:	*** ***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	*** ***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

UAL-PA-03776 APR 105664-1F.TXT	Boeing / United Airlines, Inc. Proprietary	SA-9, Page 1

Attachment D To

Letter Agreement UAL-PA-03776-LA-1207638R1

737-9 *** Aircraft Description and Price

Airframe Model/MTOW:	737-9	*** pounds	Detail Specification:	***
Engine Model/Thrust:	CFMLEAP-1B28B1	*** pounds	Airframe Price Base Year/Escalation Formula:	*** ***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	*** ***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

UAL-PA-03776 105547-1F.TXT	Boeing / United Airlines, Inc. Proprietary	SA-9, Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-03776-LA-1207643R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Open Matters 737-10 Aircraft

Reference:	Purchase Agreement No. 03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1207643 dated July 12, 2012.

Given the long period of time between Purchase Agreement signing and delivery of the first 737-10 Aircraft and the continued development of the 737 MAX program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the Boeing Model 737-10 aircraft develops as follows:

1.	Aircraft Delivery Schedule.

1.1 The scheduled delivery position of the 737-10 Aircraft, as of the date of this Letter Agreement is listed in Table 1A of the Purchase Agreement and provides the delivery schedule in *** delivery windows consisting of a nominal delivery month (Nominal Delivery Month) ***. No later than *** prior to Nominal Delivery Month of Customer’s first 737-10 Aircraft in each calendar year, Boeing will provide written notice with a *** of the scheduled delivery month for each 737-10 Aircraft with a Nominal Delivery Month in such calendar year.

1.2 Customer and Boeing will consult on a frequent basis to keep each other informed as to Customer’s fleet plans and Boeing’s production plans in order to meet the requirements of both parties. Based on such reviews and discussions, Boeing will use commercially reasonable efforts to meet Customer’s fleet needs when providing the notices required by Article 1.1. Such notices provided by Boeing will constitute an amendment to Table 1A of the Purchase Agreement. The amended Table 1A shall be the scheduled delivery positions for the purposes of applying all provisions of the Purchase Agreements, including without limitation the BFE on-dock dates, and the *** the *** for the 737-10 Aircraft.

UAL-PA-03776-LA-1207643R1 Open Matters	SA-9 Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.	Aircraft Configuration.

2.1 The initial configuration of Customer’s Model Aircraft has been defined by Boeing 737-7, 737-8, 737-8200, 737-9, 737-10 Airplane Description Document No. *** dated *** as described in Article 1 and Exhibit A-4 of the Purchase Agreement (Initial Configuration). Final configuration of the 737-10 Aircraft (Final Configuration) will be completed using the then-current Boeing configuration documentation in accordance with the following schedule:

2.1.1 No later than *** prior to the first 737-10 Aircraft’s scheduled delivery, Boeing and Customer will discuss potential optional features.

2.1.2 Within *** after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the 737-10 Aircraft during production.

2.1.3 Customer will then have *** to accept or reject the optional features.

2.1.4 Within *** following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1.4.1 Changes applicable to the basic Model 737-10 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

2.1.4.2 Incorporation into Exhibit A-4 of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes);

2.1.4.3 Revisions to the Supplemental Exhibit BFE2 to reflect the selection dates and on-dock dates of BFE;

2.1.4.4 Changes to the Optional Features Prices, and Aircraft Basic Price to adjust for the difference, if any, between the prices estimated in Table 1A of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes. Such changes will not result in a *** to the *** provided in Table 1A.

3.	Customer Support Variables.

3.1 Reserved.

3.2 Boeing has engaged in discussions with Customer in conjunction with providing the updated Supplemental Exhibit CS1 to offer to Customer additional uniquely tailored post delivery support services beyond the scope of the original Supplemental Exhibit CS1 that further enhances the maintainability and operational efficiency of the Aircraft.

UAL-PA-03776-LA-1207643R1 Open Matters	SA-9 Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

5.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger
Its:	Attorney-in-Fact

UAL-PA-03776-LA-1207643R1 Open Matters	SA-9 Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this
Date:	June 15, 2017

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-03776-LA-1207643R1 Open Matters	SA-9 Page 4

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03776-LA-1207650R3

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject: Special Matters – 737 MAX Aircraft

References:	1) Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and
United	Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and

2) Letter Agreement UAL-PA-03776-1207638 entitled “***

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-0 3776-LA-1207650R2 dated June 7, 2017.

1.	***.

1.1***. At the *** of each 737-9 Aircraft, Boeing *** to Customer *** in an *** the 737-9 Aircraft ***.

1.2***. At the *** of each 737-9 Aircraft, Boeing *** to Customer *** in an ***. Boeing represents that *** of this 737-9 *** is consistent with the terms of Letter Agreement 6-1162-KKT-080, as amended.

1.3***. Pursuant to the ***, Customer may *** of ***. At the time of ***, Boeing *** to Customer ***.

1.3.1***. At the time *** of each ***, Boeing *** to Customer ***. Boeing represents that the inclusion of this *** is consistent with the terms of Letter Agreement 6-1162-KKT-080, as amended.

1.4***. Pursuant to the ***, Customer may *** of ***. At the time ***, Boeing *** Customer *** the ***.

1.4.1***. At the time *** of each ***, Boeing *** to Customer ***. Boeing represents that the inclusion of this *** is consistent with the terms of Letter Agreement 6-1162-KKT-080, as amended.

1.5*** Aircraft *** and ***.

The parties agree to the following *** which will *** Boeing Model 737-*** aircraft specified in Table 1 and *** Boeing Model 737-*** aircraft specified in Table 1A, at the effective date of this Letter Agreement and as may be ***. The *** aircraft comprise the *** Aircraft.

UAL-PA-03776-LA-1207650R3	SA-9
Special Matters	Page 1

BOEING / UNITED AIRLINES PROPRIETARY

1.5.1 At the time *** of each applicable *** 737 *** Aircraft, Boeing *** to Customer *** Aircraft that are model 737-9 aircraft; and *** to be used solely for the *** of Boeing *** and *** and shall not be applied to *** or ***.

1.5.2 Boeing and Customer will work together to assess and agree to determine whether and how *** established in Attachment 1 is *** provided in Attachment 2 to this Letter Agreement. Such assessment will incorporate the methodology and .assumptions incorporated in development of Attachment 1 to this Letter Agreement including *** to the effective date of Supplemental Agreement No. 7 to the 787 Purchase Agreement No. 3860 and *** in Attachment 1 to this Letter Agreement.

1.6	737-10 ***.

At the time *** of each 737-10 Aircraft, Boeing *** to Customer *** in an *** (737-10 ***).

1.7***	737 ***.

Should Customer *** of a 737-7 *** Aircraft or a 737-8 *** Aircraft from ***, Boeing *** to Customer *** 737-7 *** and 737-8 *** Aircraft *** specified below:

Aircraft Availability	*** Amount of *** 737 ***
737-7 *** Aircraft	***
737-8 *** Aircraft	***

2.***.

Unless otherwise noted, the *** stated in Paragraphs 1.1 through 1.7 (***) are in (a) *** year dollars for the 737-9 Aircraft, the 737-7 *** Aircraft, the 737-8 Aircraft and (b) *** year dollars for 737-10 Aircraft. The *** will be *** to the scheduled month of the respective Aircraft delivery pursuant to the *** formula set forth in the Purchase Agreement applicable to the Aircraft. The *** may, at the election of Customer, be *** Boeing *** and *** (but shall ***).

3.	Reserved.

UAL-PA-03776-LA-1207650R3	SA-9
Special Matters	Page 2

BOEING / UNITED AIRLINES PROPRIETARY

4.	737 Supplier Management.

It is Boeing’s 737 MAX design intent to maintain as much commonality with the 737NG while also achieving the 737 MAX performance requirements (including, but not limited to, fuel bum, range, payload, etc.) that the market demands. If a *** leads to a Supplier Product to be available *** for the 737 MAX where *** on the 737NG, or if an existing 737NG ***, then Boeing will ensure that *** the *** 737 MAX operators ***. These *** agreements, known as ***, will include (but not be limited to) enforceable provisions related to *** Boeing will utilize *** efforts to ensure that the terms of such support agreements are ***

5.	Supplier Diversity.

Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the supply base. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify parts and equipment where Customer makes the procurement decision for potential opportunities; (ii) submit indirect reports until other options are vetted and approved; and (iii) continue to engage with Customer with regard to supplier diversity to ensure Boeing supports Customer’s requirements.

6.	Delivery ***.

Customer and Boeing agree that both Customer and Boeing will have certain Aircraft ***. Such *** are provided to Customer and Boeing pursuant to Letter Agreement No. UAL-PA-03776-LA-1208869.

7.	Assignment.

Unless otherwise noted herein, the *** described in this Letter Agreement are provided *** to Customer and in consideration of ***. Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***.

UAL-PA-03776-LA-1207650R3	SA-9
Special Matters	Page 3

BOEING / UNITED AIRLINES PROPRIETARY

8.	Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger
Its:	Attorney-in-Fact

UAL-PA-03776-LA-1207650R3	SA-9
Special Matters	Page 4

BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 15, 2017

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-03776-LA-1207650R3	SA-9
Special Matters	Page 5

BOEING / UNITED AIRLINES PROPRIETARY

Attachment 1 to Letter Agreement UAL-PA-03776-LA-1207650R3: ***

***

Current scenario:

Year	787-10 ***	787-10 ***	777-300***	737 MAX *** and ***	Fixed *** and ****	Total Cashflow
***	***	***				***
Total	***	***	***	***	***	***	Discount Rate	***%
PV (***%)	***	***	***	***	***	***	***	$***

Alternative scenario:

Col. 1	Col. 2	Col. 3	Col. 4	Col. 5	Col. 6	Col. 7
Year	787-10 ***	787-10 ***	777-300***	Special 737- 7 *** and ***	***+	Total Cashflow
***	***	***	***	***	***	***
Total	***	***	***	***	***	***
PV (***%)	***	***	***	***	***	***	Discount Rate	***%
				*** of Boeing ***:		***	***	$***

+	- Note: Payment dates for the “Fixed *** and ***” amounts and other related payments to Customer will be subject to adjustment as mutually agreed by the parties to reflect *** incorporated by the Supplemental Agreements executed on March 7 and this Supplemental Agreement 7. *** subsequent to March 7 should be reviewed for *** to be issued in columns (5) and (6)

UAL-PA-03776-LA-1207650R3	SA-9
Special Matters	Attachment 1 to UAL-PA-03776-LA-1207650R3, Page 1

BOEING / UNITED AIRLINES PROPRIETARY

Attachment 2 to Letter Agreement UAL-PA-03776-LA-1207650R3

***

Current scenario:

Year	787-10***	787-10***	777-300***	737 *** and ***	*** and ***	Total Cashflow
***	***	***				***
Total	***	***	***	***	***	***	Discount Rate	***%
PV (***%)	***	***	***	***	***	***	***	$***
Alternative scenario: *** & 4th Quarter *** Forecast:
Year	787-10 ***	787-10 ***	777-300***	*** and ***	***	Total Cashflow

***	***	***	***	***	***	***
Total	***	***	***	***	***	***	Discount Rate	***%
PV (***%)	***	***	***	***	***	***	***	$***

UAL-PA-03776-LA-1207650R3	SA-9
Special Matters	Attachment 2 to UAL-PA-03776-LA-1207650R3, Page 1

BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UAL-PA-03776-LA-1208123R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Performance Matters for 737-9 Aircraft

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737-9 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1208123 dated July 12, 2012.

1.	***.

1.1 At the time of signing of the Purchase Agreement, the *** for the Aircraft is not fully defined and as such, Boeing will provide *** complete *** guarantees applicable to the Aircraft no later than *** of the Aircraft, as detailed in letter agreement UCH-PA-03776-LA-1207643.

1.2 *** Commitment. The Aircraft will have a *** aircraft (*** Commitment). This commitment is established by the *** for the Aircraft in Attachment A that has the same conditions, *** in UAL-PA-03784-LA-1207868 Such *** is based on the *** nautical mile mission in Section 2.6.5, standard assumptions, conditions, *** rules and *** defined in Attachment A.

1.3 Compliance with the *** Commitment. Evidence of compliance with the *** Commitment will be determined as described in the ***, and will be based on the *** and *** and *** pursuant to Article *** of the AGTA ***. Boeing will provide a compliance report using the *** (*** Report) to Customer at the time of delivery of *** Aircraft.

1.4 ***. In the event that the *** Report provided to Customer pursuant to paragraph 1.3 above shows actual *** for ***Aircraft is *** the *** Commitment, compliance with the *** Commitment will be confirmed for all Aircraft and ***. ***, in the event that *** for *** is *** the *** Commitment *** and *** are described in Attachment B to this Letter Agreement.

2.	Assignment.

UAL-PA-03776-LA-1208123R1	SA-9
***	Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s ***

3.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

UAL-PA-03776-LA-1208123R1	SA-9
***	Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger
Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this
Date:	June 15, 2017

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-03776-LA-1208123R1	SA-9
***	Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

MODEL 737-9 PERFORMANCE GUARANTEES

FOR UNITED AIRLINES, INC.

SECTION                     CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “***”) are applicable to the *** with a maximum *** of *** pounds, a maximum *** of *** pounds, and a maximum *** of *** pounds, and equipped with Boeing furnished *** engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff field length at a gross weight at the start of the ground roll of *** pounds, at a temperature of ***, at a sea level altitude, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum ***, shall not be more than the following guarantee value:

NOMINAL:	*	**	Feet
TOLERANCE:	*	**	Feet
GUARANTEE:	*	**	Feet

2.1.2	The FAA approved *** at the start of ground roll, at a temperature of ***, at an altitude of *** feet, from a *** foot runway, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum ***, shall not be less than the following guarantee value:

NOMINAL:	*	**	Pounds
TOLERANCE:	*	**	Pounds
GUARANTEE:	*	**	Pounds

2.2	Landing

2.2.1	The FAA approved landing field length at a gross weight of *** pounds and at a sea level altitude, shall not be more than the following guarantee value:

NOMINAL:	*	**	Feet
TOLERANCE:	*	**	Feet
GUARANTEE:	*	**	Feet

2.2.2	The FAA approved landing field length at a gross weight of *** pounds and at an altitude of *** feet, shall not be more than the following guarantee value:

NOMINAL:	*	**	Feet
TOLERANCE:	*	**	Feet
GUARANTEE:	*	**	Feet

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

2.3	Speed

The level flight speed at a gross weight of *** pounds, on an *** day, at an altitude of *** feet and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

NOMINAL:	*	**	KTAS
TOLERANCE:	*	**	KTAS
GUARANTEE:	*	**	KTAS

2.4	Altitude Capability—All Engines Operating

The altitude capability at a gross weight of *** pounds, on an *** day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

NOMINAL:	*	**	Feet
TOLERANCE:	*	**	Feet
GUARANTEE:	*	**	Feet

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a *** maneuver load factor at buffet onset.

2.5	Enroute One-Engine-Inoperative Altitude

The FAA approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals *** percent at a gross weight of *** pounds on an *** day using not more than maximum continuous thrust, shall not be less than the following guarantee value:

NOMINAL:	*	**	Feet
TOLERANCE:	*	**	Feet
GUARANTEE:	*	**	Feet

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

2.6	Mission

2.6.1	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*	**	Pounds
TOLERANCE:	*	**	Pounds
GUARANTEE:	*	**	Pounds

Conditions and operating rules:

***	***.

Takeoff:	The airport altitude is *** feet.

The *** is *** the airport conditions.

For information purposes, the takeoff conditions are defined as follows:

The airport temperature is ***.

The runway length is *** feet.

The clearway is *** feet.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	***feet	*** feet
2.	***feet	*** feet
3.	***feet	*** feet
4.	***feet	*** feet
5.	***feet	*** feet
6.	***feet	*** feet

Takeoff performance is based on the certified alternate forward center of gravity limit.

Maximum takeoff thrust is used for the takeoff.

The *** shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum ***.

The climb continues at the recommended climb speed for minimum *** until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***
For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.

2.6.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*	**	Pounds
TOLERANCE:	*	**	Pounds
GUARANTEE:	*	**	Pounds

Conditions and operating rules:

***:	***
Takeoff:	The airport altitude is *** feet.

The *** is *** by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The *** shall conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum ***.

The climb continues at the recommended climb speed for minimum *** until *** Mach number is reached.

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is *** during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is *** during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is *** during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.

2.6.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot tailwind, representative of a

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

*** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*	**	Pounds
TOLERANCE:	*	**	Pounds
GUARANTEE:	*	**	Pounds

Conditions and operating rules:

***	***
Takeoff:	The airport altitude is *** feet.

The airport temperature is ***.

The runway length is *** feet.

The runway slope is *** percent ***.

Takeoff performance is based on the certified alternate forward center of gravity limit.

Maximum takeoff thrust is used for the takeoff.

The *** shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum ***.

The climb continues at the recommended climb speed for minimum *** until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is *** during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is *** during cruise.

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is *** during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.

2.6.4	Mission ***

The *** for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*	**	Pounds
TOLERANCE:	*	**	Pounds
GUARANTEE:	*	**	Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

***	The *** is defined as the sum of *** for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The *** is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The *** shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum ***.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.

2.6.5	Mission ***

The *** for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*	**	Pounds
TOLERANCE:	*	**	Pounds
GUARANTEE:	*	**	Pounds

Conditions and operating rules:

***:	***

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

***:	The *** is defined as the sum of *** for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The *** is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The *** shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum ***.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.
2.6.6	Mission ***

The *** for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	***	Pounds
TOLERANCE:	***	Pounds
GUARANTEE:	***	Pounds

Conditions and operating rules:

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

***	***

***:	The *** is defined as the sum of *** for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is *** feet.

The *** is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The *** shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum ***.

The climb continues at the recommended climb speed for minimum *** until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.

2.6.7	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.6.8 is the basis for the mission guarantees of Paragraphs 2.6.1, 2.6.2, 2.6.3, 2.6.4, 2.6.5, and 2.6.6.

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

2.6.8	7 37-9 Weight Summary – United Airlines

Pounds

Standard Model Specification MEW			***

Configuration Specification ***
*** Tourist Class Passengers
***
*** lb (*** kg) Maximum Taxi Weight

***			***
United Airlines Manufacturer’s Empty Weight (MEW)			***
Standard and Operational Items Allowance (Paragraph 2.6.9)			***
United Airlines Operational Empty Weight (OEW)			***

***			***
United Airlines Post-Delivery Operational Empty Weight (OEW)			***
Quantity	Pounds	Pounds

* Seat Weight Included: ***

*** *** ***

P.A. No. 03776	SA-9
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BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

2.6.9	Standard and Operational Items Allowance

	Quantity	Pounds	Pounds	***
Standard Items Allowance				***
Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Miscellaneous Equipment			***
Galley Structure & Fixed Inserts			***
Operational Items Allowance				***
Crew and Crew Baggage			***
Flight Crew & Flight Bag	***	***
Flight Attendant and Kit	***	***
Crew Baggage	***	***
Catering Allowance & Removable Inserts			***
First Class	***	***
Business Class	***	***
Economy Class	***	***
Passenger Service Equipment	***		***
Potable Water —60 USG			***
Waste Tank Disinfectant			***
Emergency Equipment			***
Escape Slides—Forward & Aft	***	***
Life Vests—Crew and Passengers ***		***
Life Rafts	***	***
Auto Radio Beacon (ELT)	***	***
Total Standard and Operational Items Allowance				***

P.A. No. 03776	SA-9
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BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in ***, dated ***, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The guarantee payloads of Paragraphs 2.6.1, 2.6.2, and 2.6.3 and the specified payloads of Paragraphs 2.6.4, 2.6.5, and 2.6.6 *** guarantees will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	For the purposes of these 737-9 guarantees the Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the *** Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 41, dated July 31, 2007.

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4

The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with *** brakes and anti-skid operative, and with the Aircraft center of gravity at the most

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and ***. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

4.5	The enroute one-engine-inoperative altitude guarantee is based on engine bleed for air conditioning with one pack operating. No engine bleed for thermal anti-icing is provided unless otherwise specified. ***

4.6	The speed, altitude capability, and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. The digital bleed is set for the Customer interior in Paragraph 2.6.8. No bleed or power extraction for thermal anti-icing is provided unless otherwise specified. ***.

4.7	The speed, altitude capability, and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of *** percent of the mean aerodynamic chord.

4.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	Compliance with the takeoff, landing, and enroute one-engine-inoperative altitude guarantees, the buffet onset portion of the altitude capability guarantee, and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-9.

5.3	Compliance with the takeoff guarantees and the takeoff portion of the mission guarantees shall be shown using an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

5.4	Compliance with the speed, altitude capability, and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** Engines

5.5	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Appendix E of the Detail Specification.

5.6	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.7	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

*** COMMITMENT

FOR UNITED AIRLINES, INC. (UAL) MODEL 737-9 MAX

The Attachment A to this Letter Agreement contains the *** relative to the *** Commitment in this Letter Agreement. Boeing offers the following items in the event that the *** report furnished to Customer for the Aircraft pursuant to the Demonstration Procedure shows *** Commitment ***.

1.	Rights and Obligations in the Event of a ***.

1.1 Aircraft Delivery. In the event of a *** for any Aircraft, at the time Boeing tenders that Aircraft for delivery, *** set forth in paragraph 1.2 or paragraph 2. Customer *** delivery of such Aircraft ***.

1.2 Post Delivery *** or *** the ***. In the event of a *** for any Aircraft, the following terms and conditions will apply:

1.2.1***, or cause to be *** by *** parts and/or *** parts *** which, *** such Aircraft, would reduce or eliminate the Compliance Deviation.

1.2.2 If ***, or to cause to be *** such Aircraft, then Customer and Boeing will *** upon the details of *** program. *** will be provided at *** to ***.

1.2.3 If Customer elects to *** such Aircraft, *** within *** days after the delivery *** if *** can be *** during ***. *** which cannot be *** during *** will be *** within a mutually agreed period of time. *** will be *** in accordance with Boeing and engine manufacturer instructions.

1.2.4*** of *** and *** to *** at the *** in effect at the *** of *** between *** and *** or *** and ***, as applicable. *** related to engines will apply also to spare engines ***. Boeing *** will give Customer reasonable advance written notice of the estimated *** at Customer’s maintenance base for any such ***. *** for *** this Letter Agreement and be *** to *** and *** using established *** and other terms identified in the *** contemplated in paragraph *** herein.

2.***.

If Boeing has ***, or caused to be provided *** which *** the ***, then Boeing will *** described in this paragraph 2. Subject to mutual agreement, Boeing and Customer may elect to *** the efforts under paragraph 1 herein in lieu of *** described in this paragraph 2.

2.1***. Boeing will ***, in the *** of *** in *** for each *** the *** in ***. The *** will be *** for *** of the *** that are ***. If the compliance document

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. UAL-PA-03776-LA-1208123R1

demonstrates a *** the ***, then Customer and Boeing will work together in good faith to reach *** to adequately address such *** for any Aircraft. If *** is unable to provide a *** to adequately address the *** within a reasonable timeframe and does not *** {within a reasonable timeframe) that it will provide ***, then *** will have the *** to *** any such *** and, if the *** the *** of the *** to ***, the *** to *** the ***.

2.2***. *** to Customer pursuant to this section 2 will be *** by Boeing and/or the *** at the time of Aircraft delivery. No *** will be *** pursuant to this section 2 for any Aircraft not *** Customer. Each *** will be *** of delivery of the Aircraft for which ***.

2.3*** Adjustments. The *** of *** attributable to any *** will be determined by Boeing analysis based on data certified to be correct by Boeing. The *** of such *** will be deemed to be the *** of *** as calculated using reasonable *** based on the data furnished pursuant to Article *** of the AGTA. If *** are *** in an Aircraft as set forth in paragraph 1.2 above, payments of *** will be *** by an *** with the *** in the *** after such *** are ***. If Customer elects not to *** in any applicable Aircraft as set forth in paragraph 1.2 above, *** of the *** will be *** by an *** with the *** in the *** which would have been *** had such *** been ***.

3.***.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that *** to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by *** under any agreement between *** and Customer, due to the Aircraft *** any *** similar to the *** Commitment or any *** that otherwise impacts ***. Boeing may *** its *** to *** the *** or to be *** to *** by *** or *** pursuant to such other *** or ***.

4.***.

Customer agrees that the *** contained in paragraphs 1 and 2 herein are *** for purposes of *** with respect to the *** Commitment of Customer’s Aircraft and are *** and *** Customer may have, ***, in connection therewith and shall *** and *** and *** of any and all of Boeing’s *** and *** to Customer in connection therewith. Customer *** Boeing and *** and *** all *** and *** and *** or otherwise, *** relating to *** such *** Commitment.

P.A. No. 03776	SA-9
AERO-B-BBA4-M13-1101	SS13-0528

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-03776-LA-1208157R2

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:***

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UCH-PA-03776-LA-1208157R1 dated June 7, 2017.

All terms used herein and in this Letter Agreement, and not defined herein, will have the same meaning as in the Purchase Agreement.

Subject to the terms, provisions, and conditions described herein, Boeing *** Aircraft, as of the effective date (Effective Date) of the ***.

1.	Customer’s ***.

Boeing *** Customer, at a charge as described in paragraph 3 below, *** an Aircraft *** for the respective model type. The Effective Date of such *** shall be the date that Boeing provides ***, unless otherwise mutually agreed to. *** for the applicable Aircraft ***. Boeing will use its best reasonable efforts to provide *** not later than *** after receipt of Customer’s written request.

2.	***.

At the time of delivery of each Aircraft, *** after delivery of an Aircraft, *** as requested by Customer. Such *** shall be ***, identifying the Aircraft Manufacturer’s Serial Number (MSN), the delivery date and the Effective Date of ***. The *** shall also indicate ***; the ***; and the ***. Customer may *** subsequent to the Effective Date. If ***, then Customer *** as outlined in paragraph 3 below.

3.	***.

*** in accordance with either the *** set forth below, at Customer’s option.

UAL-PA-03776-LA-1208157R2	SA-9
***	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.1 Calculation of Customer’s Lease Payment for Affected Aircraft.

If Customer elects ***, then Customer shall ***

3.2 ***

3.3 ***

3.4 Customer’s ***

3.5 ***

4.***

5. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

UAL-PA-03776-LA-1208157R2	SA-9
***	Page 2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger
Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	June 15, 2017

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-03776-LA-1208157R2	SA-9
***	Page 3

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment A to Letter Agreement UAL-PA-03776-LA-1208157R2

Date:

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Attention:	***

Reference:    Letter Agreement UAL-PA-03776-LA-1208157R2 to Purchase Agreement 03776

***

Very truly yours,

THE BOEING COMPANY

By:

Its:

Attachment A: Reference Weight Data at Inception of the Program

737-10	MTOW	MLW	MZFW
Purchased Weight	***	***	***
Certified Weight	***	***	***
Hinge or Midpoint Weight	***	***	***

737-9	MTOW	MLW	MZFW
Purchased Weight	***	***	***
Certified Weight	***	***	***
Hinge or Midpoint Weight	***	***	***

Attachment A to UAL-PA-03776-LA-1208157R2	SA-9
***	Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

737-8	MTOW	MLW	MZFW
Purchased Weight	***	***	***
Certified Weight	***	***	***
Hinge or Midpoint Weight	***	***	***

737-7	MTOW	MLW	MZFW
Purchased Weight	***	***	***
Certified Weight	***	***	***
Hinge or Midpoint Weight	***	***	***

Attachment A to UAL-PA-03776-LA-1208157R2	SA-9
***	Page 2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment B to Letter Agreement UAL-PA-03776-LA-1208157R2

***

Attachment B to UAL-PA-03776-LA-1208157R2	SA-9
***	Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UAL-PA-3776-LA-1606848R2

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** Special MAX Aircraft

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. References to the Purchase Agreement are to the Purchase Agreement as amended from time to time, including by way of this Letter Agreement and other letter agreements between Boeing and Customer. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1606848R1 dated June 7, 2017.

1.***

Customer has the right to *** the delivery of up to *** of the Special MAX Aircraft (as that term is defined in Letter Agreement UAL-PA-03776-LA-1207650R2 entitled “Special Matters – 737 MAX Aircraft”) from *** delivery month into ***, pursuant to the terms of this Letter Agreement (***). For the avoidance of doubt, the aggregate maximum number of *** is ***.

2.	Notice Requirement.

Customer will provide written notice (*** Notice) of its intent to *** purchase of any eligible Special MAX Aircraft no later than the Exercise Notice Due Date specified in Attachment 1 to this Letter Agreement. Each such *** Special MAX Aircraft, once confirmed with Boeing as specified in Section 4 herein, is referred to herein as an *** Aircraft.

3.***.

The *** of Special MAX Aircraft which can be *** into *** is specified in Attachment 1 to this Letter Agreement.

UAL-PA-3776-LA-1606848R2	SA-9
***	LA Page 1

BOEING PROPRIETARY

4.	Definitive Agreement.

If Customer agrees with the *** in the *** Confirmation, then the parties will sign a definitive agreement to incorporate the *** for each *** Aircraft (Supplemental Agreement) within *** of the *** Confirmation. The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties *** a Supplemental Agreement within *** following *** Confirmation, either party may *** of a Special MAX Aircraft by giving written notice to the other within ***. If Customer and Boeing *** Supplemental Agreement, then the delivery month of such Special MAX Aircraft is *** specified in the *** Confirmation.

5.	BFE.

The BFE *** dates *** to support the scheduled delivery month of any applicable *** Aircraft.

6.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s ***

7.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:
Its:	Attorney-In-Fact

UAL-PA-3776-LA-1606848R2	SA-9
***	LA Page 2

BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 15, 2017

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-3776-LA-1606848R2	SA-9
***	LA Page 3

BOEING PROPRIETARY

Attachment 1: *** Notice Due Date for *** Special MAX Aircraft

***	Annual Limitation Specifics	*** Delivery Month	*** Due Date
***	***	***	***
***	***	***	***

Attachment 1 to UAL-PA-3776-LA-1606848R2	SA- 9
***	Attachment 1, Page 1

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UAL-PA-3776-LA-1703685

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	737-10 Aircraft ***

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the *** guarantees in the Attachments. These guarantees are exclusive and expire upon delivery of the relevant Aircraft to Customer.

1.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s ***.

2.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger

Its:	Attorney-In-Fact

UAL-PA-3776-LA-1703685	SA-9
737-10 Aircraft ***	LA Page 1

BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 15, 2017

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-3776-LA-1703685	SA-9
737-10 Aircraft ***	LA Page 2

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

MODEL 737-10 PERFORMANCE GUARANTEES

FOR UNITED AIRLINES, INC.

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY
2	FLIGHT PERFORMANCE
3	AIRCRAFT CONFIGURATION
4	GUARANTEE CONDITIONS
5	GUARANTEE COMPLIANCE
6	EXCLUSIVE GUARANTEES

Attachment to UAL- PA- 3776-LA-1703685	SA-9,
737-10 Aircraft ***	Attachment, Page 1

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “***”) are applicable to the *** with a maximum *** of *** pounds, a maximum *** of *** pounds, and a maximum *** of *** pounds, and equipped with Boeing furnished *** engines.

2 FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA-approved takeoff field length at a gross weight at the start of the ground roll of *** pounds, at a temperature of ***, at a sea level altitude, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum ***, will not be more than the following guarantee value:

NOMINAL:	***	feet
TOLERANCE:	***	feet
GUARANTEE:	***	feet

2.1.2	The FAA-approved *** at the start of ground roll, at a temperature of ***, at an altitude of ***, from a *** foot runway, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum ***, will not be less than the following guarantee value:

NOMINAL:	***	pounds
TOLERANCE:	***	pounds
GUARANTEE:	***	pounds

2.1.3	The FAA-approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of *** feet, from a *** foot runway, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum ***, will not be less than the following guarantee value:

NOMINAL:	***	pounds
TOLERANCE:	***	pounds
GUARANTEE:	***	pounds

2.2	Landing

2.2.1	The FAA-approved landing field length at a gross weight of *** pounds and at a sea level altitude, will not be more than the following guarantee value:

NOMINAL:	***	feet
TOLERANCE:	***	feet
GUARANTEE:	***	feet

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BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

2.2.2	The FAA-approved landing field length at a gross weight of *** pounds and at an altitude of *** feet, will not be more than the following guarantee value:

NOMINAL:	***	feet
TOLERANCE:	***	feet
GUARANTEE:	***	feet

2.3	Enroute One-Engine-Inoperative Altitude

The FAA-approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals *** percent at a gross weight of *** pounds on an *** day using not more than maximum continuous thrust, will not be less than the following guarantee value:

NOMINAL:	***	feet
TOLERANCE:	***	feet
GUARANTEE:	***	feet

2.4	Altitude Capability—All Engines Operating

The altitude capability at a gross weight of *** pounds, on an *** day, at *** Mach number, and satisfying the conditions defined below, will not be less than the following guarantee value:

NOMINAL:	***	feet
TOLERANCE:	***	feet
GUARANTEE:	***	feet

Conditions:

1)	The Aircraft will be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft will be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft will have at least *** margin to initial buffet.

2.5	Mission

2.5.1	Mission Payload

The payload for a stage length of *** nautical miles in still air (representative of a *** to *** route ***) using the conditions and operating rules defined below, will not be less than the following guarantee value:

NOMINAL:	***	pounds
TOLERANCE:	***	pounds
GUARANTEE:	***	pounds

P.A. No. 03776	SA-9, LA-1703685 Attachment, Page 3
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***.

The runway length is ***.

The runway slope is *** percent ***.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

Height Distance
*** *** ***

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum *** is used for the takeoff.

The *** will conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum ***.

The climb continues at the recommended climb speed for minimum *** to the final climb altitude.

The temperature is *** during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The Aircraft cruises at *** ICAO RVSM cruise altitudes.

P.A. No. 03776	SA-9, LA-1703685 Attachment, Page 4
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

The temperature is *** during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at ***.

The temperature is *** during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances:

***

For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

2.5.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (representative of a *** to *** route ***) using the conditions and operating rules defined below, will not be less than the following guarantee value:

NOMINAL:	***	pounds
TOLERANCE:	***	pounds
GUARANTEE:	***	pounds

The above payload may require special attention to payload distribution and operational procedures.

Conditions and operating rules:

***	***.

Takeoff:	The airport altitude is *** feet.

P.A. No. 03776	SA-9, LA-1703685 Attachment, Page 5
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

The airport temperature is ***.

The runway length is *** feet.

The clearway is *** feet.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

Height Distance
*** *** ***

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum *** is used for the takeoff.

The *** will conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum ***.

The climb continues at the recommended climb speed for minimum *** to the final climb altitude.

The temperature is *** during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The Aircraft cruises at *** ICAO RVSM cruise altitudes.

The temperature is *** during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

P.A. No. 03776	SA-9, LA-1703685 Attachment, Page 6
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Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is *** during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances:

***

For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

2.5.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (representative of a *** to *** route ***) using the conditions and operating rules defined below, will not be less than the following guarantee value:

NOMINAL:	***	pounds
TOLERANCE:	***	pounds
GUARANTEE:	***	pounds

Conditions and operating rules:

***	***

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***.

The runway length is *** feet.

The runway slope is *** percent ***.

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

P.A. No. 03776	SA-9, LA-1703685 Attachment, Page 7
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

Maximum *** is used for the takeoff.

The *** will conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum ***.

The climb continues at the recommended climb speed for minimum *** to the final climb altitude.

The temperature is *** during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The Aircraft cruises at *** ICAO RVSM cruise altitudes.

The temperature is *** during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is *** during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination airport altitude is *** feet.

P.A. No. 03776	SA-9, LA-1703685 Attachment, Page 7
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Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances: ***

For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

2.5.4 Mission Payload

The payload for a stage length of *** nautical miles in still air (representative of a *** to *** route) using the conditions and operating rules defined below, will not be less than the following guarantee value:

NOMINAL:	***	pounds
TOLERANCE:	***	pounds
GUARANTEE:	***	pounds

Conditions and operating rules:

Stage	The stage length is defined as the sum of the distances for the climbout
Length:	maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***.

The runway length is *** feet.

The headwind is *** knots.

The runway slope is *** percent ***.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

Height Distance *** *** ***

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum *** is used for the takeoff.

P.A. No. 03776	SA-9, LA-1703685 Attachment, Page 9
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

The *** will conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum ***.

The climb continues at the recommended climb speed for minimum *** to the final climb altitude.

The temperature is *** during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The Aircraft cruises at *** ICAO RVSM cruise altitudes.

The temperature is *** during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is *** during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination airport altitude is *** feet.

P.A. No. 03776	SA-9, LA-1703685 Attachment, Page 10
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Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances:

***

For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

2.5.5 Mission Block Fuel

The *** for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, will not be more than the following guarantee value:

NOMINAL:	***	pounds
TOLERANCE:	***	pounds
GUARANTEE:	***	pounds

Conditions and operating rules:

***	***

***	The *** is defined as the sum of *** for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The *** is *** the airport conditions.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum *** to the final climb altitude.

The temperature is standard day during climb.

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BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The Aircraft cruises at *** ICAO RVSM cruise altitudes.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances:

***

For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

2.5.6 Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in paragraph 2.5.7 is the basis for the mission guarantees of paragraphs 2.5.1 through 2.5.5.

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BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

2.5.7 737-10 Weight Summary—United Airlines
Pounds
Standard Model Specification Manufacturer’s Empty Weight (MEW)	***

Configuration Specification ***
*** Tourist Class Passengers
***
*** lb (*** kg) Maximum Taxi Weight
***
United Airlines MEW	***

Standard and Operational Items Allowance (Paragraph 2.5.8)	***

United Airlines OEW	***

Quantity		Pounds	Pounds

* Seat Weight Included:			***

*** ***		***

2.5.8 Standard and Operational Items Allowance
Quantity	Pounds	Pounds	***

Standard Items Allowance		***
Unusable Fuel		***
Oil		***
Oxygen Equipment		***
Miscellaneous Equipment		***
Galley Structure & Fixed Inserts		***

Operational Items Allowance		***
Crew and Crew Baggage		***
Flight Crew *** ***
Cabin Crew *** ***
Crew *** ***
Baggage

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BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

Catering Allowance & Removable Inserts	***
First Class *** ***
Premium *** ***
Economy Class
Economy *** ***
Class
Passenger Service Equipment ***	***
Potable Water—60 USG	***
Waste Tank Disinfectant	***
Emergency Equipment (Including Overwater Equipment)	***
Total Standard and Operational Items Allowance	***

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BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in ***, dated ***, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment will be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment will be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The guarantee payloads of paragraphs 2.5.1, 2.5.2, 2.5.3, and 2.5.4, and the specified payload in the *** guarantee of paragraph 2.5.5 will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	For the purposes of these 737-10 guarantees the Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, 14 CFR Part 25 effective February 1, 1965, including Amendments 25-1 through 25-141 with the exceptions permitted by 14CFR21.101.

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BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment will be appropriately modified to reflect any such change.

4.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with *** brakes, anti-skid operative, alternate go-around flap procedure (option to select Flaps 5 when performing a return to land check), and with the Aircraft center of gravity at the most forward limit unless otherwise specified. If the guarantee condition specifies an alternate forward center of gravity, the performance will reflect the more aft center of gravity of the alternate forward center of gravity specified in the guarantee condition or the forward center of gravity limit. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and ***. The Power Management Control (PMC) is turned on. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

4.5	The enroute one-engine-inoperative altitude guarantee is based on engine bleed for air conditioning with one pack operating. No engine bleed for thermal anti-icing is provided unless otherwise specified. ***.

4.6	The altitude capability guarantee and the climb, cruise and descent portions of the mission guarantees includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. The digital bleed is set for the Customer interior in Paragraph 2.5.7. No bleed or power extraction for thermal anti-icing is provided unless otherwise specified. ***.

4.7	The altitude capability guarantee and the climb, cruise and descent portions of the mission guarantees is based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of *** percent of the mean aerodynamic chord.

4.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 will be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	Compliance with the following guarantees or portions of such guarantees will be based on the FAA-approved Airplane Flight Manual for the Model 737-10 aircraft:

•	Takeoff

•	Landing

•	Enroute One-Engine-Inoperative Altitude

•	The initial buffet portion of All Engines Operating Altitude Capability

•	The takeoff portion of the mission conditions

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BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-3776-LA-1703685

*** Engines

5.3	Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee will not be contingent upon acceptance of a Change Request, Master Change or Change Order to allow operation at an alternate forward center of gravity limit or selection of the alternate go-around flap procedure (Flaps 5).

5.4	Compliance with the altitude capability guarantee and with the climb, cruise and descent portions of the mission guarantees will be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.5	Compliance with the mission *** guarantee may exceed the design weights in the FAA-approved Airplane Flight Manual for convenience of calculating *** for the specified payload. Such exceedance is not to be construed as authorization to operate the aircraft above the weights in the FAA-approved Airplane Flight Manual.

5.6	The OEW used for compliance with the mission guarantees will be the actual MEW plus the Standard and Operational Items Allowance in Appendix E of the Detail Specification.

5.7	The data derived from tests will be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.8	Compliance will be based on the performance of the airframe and engines in combination, and will not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

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BOEING PROPRIETARY

UAL-PA-03776-LA-1703743

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject: 2017 ***

References:	1)	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and

	2)	Purchase Agreement No. PA-04308 (777 Purchase Agreement) between The Boeing Company and United Airlines, Inc. relating to Model 777-300 aircraft (777 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	2017 ***.

In recognition of Customer’s conversion of one hundred (100) firm 737-9 Aircraft into one hundred firm 737-10 Aircraft pursuant to the Purchase Agreement and Customer’s *** 777-300ER Aircraft pursuant to the 777 Purchase Agreement, Boeing will *** to Customer in *** to Customer upon *** of Supplemental Agreement No. 9 to the Purchase Agreement. *** will be provided *** (Operational ***) that will *** to Customer ***. *** to *** on ***.

2.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement and ***.

3.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 15, 2017

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03776-LA-1703858

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:***	Program for the 737-10 Aircraft

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. For the purposes of this Letter Agreement, the term 737-10 Aircraft shall also include any 737-10 aircraft added to the Purchase Agreement subsequent to the date of this SA-9.

1.	Definitions.

737-10 *** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

737-10 Program Aircraft means each 737-10 Aircraft specified in Table 1A of the Purchase Agreement as of the date of this Letter Agreement.

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and *** Features Prices for each 737-10 Program Aircraft shall be determined in accordance with ***

3.	*** Forecast.

Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given 737-10 Program Aircraft. The *** forecast applicable to a given 737-10 Program Aircraft is set forth in Attachment A.

4.	***.

4.1 If the *** forecast, as set forth in Article 3, above, ***, as set forth in Attachment B, *** any 737-10 Program Aircraft that is *** such *** forecast, as set forth in Attachment A, then Boeing shall issue a 737-10 *** Notice to the Customer by the date set forth in Attachment A. Such 737-10 *** Notice shall, ***, either:

4.1.1*** for such affected 737-10 Program Aircraft *** as set forth in Attachment B; or

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.1.2 provide Customer with the *** as set forth in Attachment B and the actual *** factor determined in accordance with ***; or

4.1.3 provide Customer with *** as set forth in Attachment B, with Boeing and Customer *** as set forth in Attachment B ***.

4.1.4 In the event that Boeing *** the 737-10 *** Notice as detailed in Article 4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected 737-10 Program Aircraft.

4.2 If Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** of its receipt of the 737-10 *** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing *** Customer, *** for the *** 737-10 Program Aircraft.

4.2.1 Within *** of Boeing’s receipt of *** notice for any such *** 737-10 Program Aircraft under Article 4.2 above, Boeing *** written notice to Customer *** related to such *** 737-10 Program Aircraft ***, by Customer.

4.2.2 Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such 737-10 Program Aircraft shall be *** in accordance with Article 4.1.2.

4.3 In the event that the *** of a 737-10 Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such 737-10 Program Aircraft will be determined pursuant to Article 5 below.

5.	***.

5.1 If the *** forecast, as set forth in Article 3, *** any 737-10 Program Aircraft *** as set forth in Attachment B and *** as set forth in Attachment B, *** for such 737-10 Program Aircraft *** as set forth in Attachment B *** as set forth in Attachment B ***.

5.2 In the event the *** at *** of a 737-10 Program Aircraft subject to Article 5.1 above, *** applicable to such 737-10 Program Aircraft will be determined pursuant to Article 6 below.

6.	***.

If the *** forecast, as set forth in Article 3, above, ***, as set forth in Attachment B, *** any 737-10 Program Aircraft *** such *** forecast, as set forth in Attachment A, then such *** applicable to such 737-10 Program Aircraft ***:

6.1 If the *** of a 737-10 Program Aircraft, *** as set forth in Attachment B for such 737-10 Program Aircraft, then the *** for such 737-10 Program Aircraft.

6.2*** of a 737-10 Program Aircraft, *** as set forth in Attachment B for such 737-10 Program Aircraft, then the *** for such 737-10 Program Aircraft *** as set forth in Attachment B.

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

7.	Applicability to ***.

The ***, identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE2, and which pertains to the 737-10 Program Aircraft shall be *** established in this Letter Agreement for such 737-10 Program Aircraft *** provisions of the Purchase Agreement ***.

8.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

9.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger

Its:	Attorney-in-Fact

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 15, 2017

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President Finance, Procurement and Treasurer

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT A

*** Forecast & 737-10 Escalation Notice Date

*** Forecast	Applicable to 737-10 Program Aircraft Delivering in Time Period	737-10 *** Notice Date
***	***	***

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BOEING/UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT B

*** Factors—***

***	***	***	***
***	***	***	***

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BOEING/UNITED AIRLINES, INC. PROPRIETARY